November 8, 2004


Pegasus Imaging Corporation
4522 Spruce Street, Suite 200
Tampa, FL  33607
Attention:  John A. Berlin

          Re: That certain ASSET PURCHASE AGREEMENT dated as of August 5, 2004 by and among (i) TMS, INC., an Oklahoma corporation ("TMS"), and
               (ii) PIC ACQUISITION, INC., an Oklahoma corporation ("Buyer") and
               (iii) PEGASUS IMAGING CORPORATION, a Florida corporation ("Parent") as amended by letter agreement effective October 16, 2004 (the "Purchase Agreement).

Ladies and Gentlemen:

     This letter amends the Purchase Agreement effective as of November 8, 2004. Capitalized terms that are not defined in this letter have the meanings given them in the Purchase Agreement.

     By your execution of the acknowledgement to this letter set forth below, you hereby agree to the following.

          1. If TMS does not obtain Shareholder Approval, the Management Services shall cease on the day of the Special Meeting or December 17, 2004, whichever occurs first.

          2. On December 17, 2004, TMS shall pay the Parent the Management Fee and other fees described in the Purchase Agreement incurred by Parent, but unpaid for the period beginning October 16, 2004 and ending December 17, 2004.

          3. The Closing Date and the date specified in Section 10.1(b) of the Purchase Agreement each shall be extended to December 17, 2004.

     Except as expressly amended in this letter, the provisions of the Purchase Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the parties.

     This letter may be executed and acknowledged in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same.

                                       Very truly yours,

                                       TMS, Inc.

                                       By:    DEBORAH D. MOSIER
                                       Name:  Deborah D. Mosier
                                       Title:    President


Acknowledged and agreed to this 8th day of November, 2004.

PIC Acquisition, Inc.

By:    JOHN A. BERLIN
Name:  John A. Berlin
Title:    President



Pegasus Imaging Corporation

By:    JOHN A. BERLIN
Name:  John A. Berlin
Title:    President